SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2008

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 22, 2008, the Medarex, Inc. Board of Directors approved Amended and Restated Bylaws to correct certain cross-references and other minor, non-substantive errors.  A copy of the Amended and Restated Bylaws is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)         Exhibits.  The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Medarex, Inc. Amended and Restated By-Laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: October 28, 2008	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number

3.1	Medarex, Inc. Amended and Restated By-Laws